#00259326 – HMS Prospectus Supplement
Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated March 8, 2021

to the Prospectus dated May 1, 2020, as supplemented from time to time

This supplement revises certain information contained in the above-referenced prospectus (the “Prospectus”) regarding the Daily Income Fund (the “Fund”), a series of Homestead Funds, Inc. (the “Corporation”). Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

The Board of Directors of the Corporation has approved Invesco Advisers, Inc. (“Invesco”) as the new subadviser for the Fund to be effective May 1, 2021 (the “Implementation Date”), pursuant to a new subadvisory agreement between the Corporation’s investment adviser, RE Advisers Corporation (“RE Advisers”), and Invesco. Under the new subadvisory agreement, Invesco will not be compensated directly by the Fund, but will be paid by RE Advisers.

In addition, effective as of the Implementation Date, the Fund’s management fee will be reduced from the annualized rate of 0.50% to 0.40% of the Fund’s average daily net assets.

In addition, effective as of the Implementation Date, the Fund’s operating expense limit will be reduced from the annual rate of 0.80% to 0.60% of the Fund’s average daily net assets. This reduction will be effected pursuant to an amendment to the Fund’s expense limitation agreement and will provide that, through May 1, 2022, RE Advisers has agreed to limit the Fund’s total annual operating expenses (exclusive of (i) interest; (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (vi) acquired fund fees and expenses such as the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act) of the Fund to the annual rate of 0.60% of the Fund’s average daily net assets.

Filed pursuant to 497(e)
File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated March 8, 2021

to the Statement of Additional Information dated May 1, 2020, as supplemented from time to time

This supplement revises certain information contained in the above-referenced statement of additional information (the “SAI”) regarding the Daily Income Fund (the “Fund”), a series of Homestead Funds, Inc. (the “Corporation”). Please read this supplement carefully and keep it with your SAI for future reference. You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

The Board of Directors of the Corporation has approved Invesco Advisers, Inc. (“Invesco”) as the new subadviser for the Fund to be effective May 1, 2021 (the “Implementation Date”), pursuant to a new subadvisory agreement between the Corporation’s investment adviser, RE Advisers Corporation (“RE Advisers”), and Invesco. For its subadvisory services to the Fund, RE Advisers has agreed to pay Invesco a fee calculated using the following monthly rates: 0.08% of the Fund’s average daily net assets up to and including $100 million; and 0.03% of the Fund’s average daily net assets in excess of $100 million. Under the new subadvisory agreement, Invesco will not be compensated directly by the Fund, but will be paid by RE Advisers.

In addition, effective as of the Implementation Date, the Fund’s management fee will be reduced from the annualized rate of 0.50% to 0.40% of the Fund’s average daily net assets.

In addition, effective as of the Implementation Date, the Fund’s operating expense limit will be reduced from the annual rate of 0.80% to 0.60% of the Fund’s average daily net assets. This reduction will be effected pursuant to an amendment to the Fund’s expense limitation agreement and will provide that, through May 1, 2022, RE Advisers has agreed to limit the Fund’s total annual operating expenses (exclusive of (i) interest; (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business; and (vi) acquired fund fees and expenses such as the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act) of the Fund to the annual rate of 0.60% of the Fund’s average daily net assets.